Exhibit 99.1

Introducing IronDirect.com: A Revolutionary New Way to Purchase, Manage and Service Construction Equipment New Liquidity Services marketplace enables customers to Buy Smarter and Build Better™ with unmatched convenience, selection and services for buying new equipment in global construction industry WASHINGTON, DC – SEPTEMBER 15, 2016 – Liquidity Services (NASDAQ: LQDT) today announced the launch of a new marketplace IronDirect® that provides construction equipment buyers a convenient online platform to purchase a large and growing number of value-priced and premium brand products – ranging from bulldozers, excavators, wheel loaders and telehandlers – all from proven manufacturers around the world. The IronDirect marketplace provides both large and small contractors and corporate end users easy and direct access to high-quality equipment, attachments and parts needed to meet their functional needs along with a suite of innovative support and service programs and technologies that reduce risk and maintain uptime across the machine’s full lifecycle. “IronDirect removes unnecessary cost and inefficiency from the traditional captive distribution sales model, resulting in a smarter, better way to do business – something that our longstanding customer and supplier colleagues in the construction vertical have been desiring for a long time,” said Tim Frank, president of IronDirect. “Our innovative, direct model was built on industry feedback and enables buying customers to save up to 50 percent over the entire ownership lifecycle of high-quality construction equipment by utilizing our efficient turnkey solution to directly procure, finance, manage and dispose of assets.” IronDirect is backed by e-commerce pioneer Liquidity Services (NASDAQ: LQDT), which operates a leading business-to-business online marketplace platform with nearly three million registered buyers and $6 billion in completed transactions. Through this relationship, IronDirect leverages world-class e-commerce technology, asset management and disposal services, and an established global infrastructure including over two million square feet of distribution center space to meet the needs of its customers. “The launch of IronDirect supports our strategy of leveraging investments in technology, superior process and integrated services to drive transparency, convenience and win-win value creation for customers in large, global markets,” said Bill Angrick, chairman and chief executive officer of Liquidity Services. “IronDirect uniquely addresses the needs of the construction equipment industry by providing global suppliers a more efficient way to reach customers, and for buyers to obtain more control over the selection and type of equipment, parts and services they desire to support their business needs. Customer access to IronDirect’s multi-brand seller marketplace with real-time pricing and technical support, parts and service unlocks tremendous value and choice for buyers of new equipment items and for those who wish to trade in their old equipment as part of the transaction.” Page 1

IronDirect – Buy Smarter. Build Better.™ Headquartered in Asheville, NC, IronDirect is an American company that offers buyers unprecedented value and access to construction equipment, parts and services in a single online destination, IronDirect.com. IronDirect’s online marketplace offers buyers of all sizes easy access to value-priced and premium machines from brands that are both new to the local market and long-established, as well as the attachments and parts needed for their fleets, and innovative programs and investment recovery solutions that remove financial obstacles, risk and inefficiencies from the full lifecycle of their equipment. This unique lifecycle ownership experience maximizes uptime, productivity and working capital, delivering an overall cost savings of up to 50 percent. Key elements of the IronDirect business offering include: • Equipment and Components IronDirect offers a full line of new, value-priced excavators, wheel loaders and bulldozers from proven global manufacturers including Lonking and Shantui; it also offers Magni telehandlers and a growing line of attachments, undercarriages and parts from well-known suppliers such as Berco and Paladin. Additional brands will come online over the next several months. Suppliers are thoroughly vetted for their ability to produce top-quality construction equipment customized with major components from leading brands such as Cummins, Kawasaki, Grammer, ZF, Rexroth and Dana. • Quality Assurance Equipment that receives the “by IronDirect” designation undergoes rigorous tests and audits, including multiple stages of pre-delivery inspections, to ensure productivity and durability meet or exceed that of established brands. Quality control is managed directly by IronDirect employees embedded in each supplier’s factory. • Service Program Service Your Way™ is a unique, flexible program that offers IronDirect customers three options for keeping equipment up and running. Customers may perform warranty repairs at their own facilities and receive reimbursement for labor and parts; they may use a preferred local service provider; or, they may select an IronDirect authorized service partner to perform the work. • Warranty IronDirect offers a variety of warranties up to a two-year/4,000-working hour full machine warranty on all parts and labor for its value-priced lineup. Qualifying customers may choose to perform their own warranty work; if they do, they will receive full reimbursement for labor and parts via our online warranty portal to activate, file claims and receive payment for maintenance work. • DirectAssist™ App DirectAssist™ is an iOS and Android app that connects machine operators to IronDirect’s technical service, parts specialists and engineers so they may communicate one-on-one in real time to receive remote service assistance and information via voice, video and text chat. Technicians are available around the clock to provide assistance, expediting repairs and facilitating warranty compliance. Page 2

• Parts Program IronDirect has a robust parts program for its value-priced equipment that offers a 48-hour replacement guarantee for any machine-down situation caused by a failed part. All parts can be purchased directly via the SmartEquip portal and are shipped same-day from the company’s 450,000 square-foot parts depot in Columbus, OH. IronDirect also maintains up-to-date technical data specifications and manuals on all machine components and provides free parts kits with each new purchase, which supports the first 1,000 hours of maintenance. • DirecTrac™ Telematics System DirecTrac™ is IronDirect’s proprietary telematics system built into every IronDirect machine. This technology monitors, tracks, reports and analyzes real-time equipment and operator usage, enabling data-driven asset management decisions. IronDirect customers receive this free for the first three years of ownership upon the purchase of our equipment. • QR Code Technology Each IronDirect machine comes with its own QR codes. Machine owners and technicians can scan the code to instantly access vital equipment data including: machine birth certificate, which includes all main component model and serial numbers; original quality assurance report; key specifications; and, comprehensive machine walk-around video. • Financing Options IronDirect offers comprehensive finance and leasing solutions through its partnership with Wells Fargo. U.S. and Canadian customers can secure equipment financing with working capital loans, specialized loans involving balloon or seasonal payments and rental fleet finance programs. Working capital leases and leaseback programs are also offered, as are customized financing options for construction contractors and rental companies. • Investment Recovery Solutions IronDirect offers several proven investment recovery solutions for its equipment including: use of the company’s proprietary AssetZone® software for tracking, managing and redeploying assets internally; asset valuations; tailor-made multichannel resale solutions using auctions, sealed bids, negotiated sales or a combination thereof; and customization of trade-in packages for new IronDirect machines. • Iron Edge™ Loyalty Program The Iron Edge™ loyalty program is an exclusive membership for buying customers that offers discounted commission rates and mutually agreed-upon expense budgets for the end-of-life resale of IronDirect equipment through our sales channels. Customers are empowered to increase net recovery on their machines by 10 to 14 percent with no buyer premium. • IronDirect.com E-commerce Platform IronDirect.com’s e-commerce platform is powered by Liquidity Services’ new LiquidityOne platform which provides a secure, reliable and scalable transactional platform for buyers and sellers around the globe. The new IronDirect marketplace strengthens the Liquidity Services ecosystem of sellers, buyers and channel partners which enables us to unlock new markets and opportunities for our customers. To register for a free IronDirect account, visit www.IronDirect.com/IronDirect/register. To add your products to IronDirect’s growing selection, visit www.IronDirect.com/IronDirect/ content/SuppliersnPartners. Page 3

# # # About Liquidity Services Liquidity Services (NASDAQ: LQDT) employs innovative e-commerce marketplace solutions to manage, value, and sell inventory and equipment for business and government clients. The Company operates a network of leading e-commerce marketplaces that enable buyers and sellers to transact in an efficient, automated environment offering over 500 product categories. Our superior service, unmatched scale, and ability to deliver results enable us to forge trusted, long-term relationships with over 8,000 clients worldwide. With nearly $6 billion in completed transactions, and approximately 3 million buyers in almost 200 countries and territories, we are the proven leader in delivering smart commerce solutions. Visit us at LiquidityServices.com. About IronDirect Headquartered in Asheville, NC, IronDirect is an American company whose mission is to significantly lower the lifetime cost of the equipment you operate without sacrificing quality or support. We do this by offering our customers a convenient online platform for purchasing and selling equipment, attachments, parts and services; a suite of innovative support and service programs and technologies that reduce the risk of ownership across a machine’s lifetime; and a safe way to buy, operate and resell value-priced products from proven global manufactures. Let us help you Buy Smarter. Build Better.™ Visit us at IronDirect.com. Contact: Jeanette Hanfling, Director of Public Relations 202.467.5723 or Jeanette.Hanfling@LiquidityServices.com Page 4